SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

THE PEOPLES BANCTRUST COMPANY, INC

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE PEOPLES BANCTRUST COMPANY, INC.

310 Broad Street

Selma, Alabama 36701

(334) 875-1000

April 9, 2004

Dear Shareholder:

We invite you to attend the 2004 Annual Meeting of the Shareholders of The Peoples BancTrust Company, Inc. to be held at the main office of The Peoples Bank and Trust Company, 310 Broad Street, Selma, Alabama on Tuesday, May 11, 2004 at 5:00 p.m.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is the Annual Report showing the results of 2003.

YOUR VOTE IS IMPORTANT. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

If you have any questions, please call the Company’s Secretary, M. Scott Patterson, at (334) 875-1000.

Thank you for your cooperation and continuing support.

Sincerely,

/s/ Ted M. Henry

Ted M. Henry Chairman of the Board of Directors

/s/ Elam P. Holley, Jr.

Elam P. Holley, Jr. President and Chief Executive Officer

THE PEOPLES BANCTRUST COMPANY, INC.

310 Broad Street

Selma, Alabama 36701

(334) 875-1000

NOTICE OF ANNUAL MEETING OF THE SHAREHOLDERS

TO BE HELD ON MAY 11, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the “Annual Meeting”) of The Peoples BancTrust Company, Inc. (the “Company”) will be held on Tuesday, May 11, 2004 at 5:00 p.m., local time, at the main office of The Peoples Bank and Trust Company, 310 Broad Street, Selma, Alabama for the following purposes:

(1)	To elect ten directors of the Company; and

(2)	To transact other business as may properly come before the Annual Meeting or any adjournment thereof.

Pursuant to the Bylaws, the Board of Directors has fixed the close of business on April 1, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and mail it in the enclosed envelope. The proxy will not be used if you attend and choose to vote in person at the Annual Meeting.

By Order of the Board of Directors

/s/ M. Scott Patterson

M. Scott Patterson Secretary

Selma, Alabama

April 9, 2004

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE, AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE THAT REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

THE PEOPLES BANCTRUST COMPANY, INC.

310 Broad Street

Selma, Alabama 36701

(334) 875-1000

PROXY STATEMENT

ANNUAL MEETING OF THE SHAREHOLDERS

May 11, 2004

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

This Proxy Statement is furnished to shareholders of The Peoples BancTrust Company, Inc. (the “Company”) in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of the Shareholders (the “Annual Meeting”), to be held on Tuesday, May 11, 2004 at 5:00 p.m., local time, at the main office of The Peoples Bank and Trust Company (the “Bank”), 310 Broad Street, Selma, Alabama and at any adjournments thereof. It is anticipated that this Proxy Statement will be mailed to shareholders on or about April 9, 2004.

If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted FOR Proposal I to elect ten nominees of the Company’s Board of Directors as directors of the Company. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to the Company in accordance with the Company’s Bylaws. Proxies marked as abstentions and shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Such proxies will be counted for purposes of determining a quorum at the Annual Meeting. Except for procedural matters incident to the conduct of the Annual Meeting, the Company does not know of any other matters that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors.

The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder’s proxy. However, shareholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company, M. Scott Patterson, a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers and regular employees, may also solicit proxies personally or by telephone or telegraph. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

The securities which can be voted at the Annual Meeting consist of shares of common stock, par value $.10 per share (the “Common Stock”), of the Company. Each share entitles its owner to one vote on all matters. The close of business on April 1, 2004 has been fixed by the Board of Directors as the record date for determination of shareholders entitled to vote at the Annual Meeting. The number of shares of Common Stock outstanding on April 1, 2004 was 5,564,782. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting.

Participants in the Company’s Employee Stock Ownership Plan (“ESOP”) will receive a proxy card for the Common Stock owned through the ESOP. That proxy card will serve as a voting instruction card for the trustees of the ESOP, and the Common Stock will be voted as participants instruct.

A COPY OF THE COMPANY’S 2003 ANNUAL REPORT TO SHAREHOLDERS WHICH INCLUDES THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) IS ENCLOSED WITH THIS PROXY STATEMENT. IF SUCH ANNUAL REPORT IS NOT SO INCLUDED, PLEASE ADDRESS NOTIFICATION TO M. SCOTT PATTERSON, SECRETARY, THE PEOPLES BANCTRUST COMPANY, INC., P.O. BOX 799, SELMA, ALABAMA 36702-0799.

PROPOSAL I — ELECTION OF DIRECTORS

With respect to the election of directors, each shareholder of record on the voting record date is entitled to one vote for each share of Common Stock held. There are no cumulative voting rights.

The Articles of Incorporation and Bylaws of the Company each provide that the number of directors of the Company shall be a variable range which is fixed at a minimum number of three and a maximum number of eighteen, the exact number to be fixed or changed from time to time, within the minimum and maximum, by the Board of Directors. The Board of Directors has determined that the number of directors be ten persons. Directors are elected to serve until the next annual meeting of the shareholders and until their successors are elected and qualified. There are no arrangements or understandings between the Company and any person pursuant to which such person has been or will be elected a director.

At the Annual Meeting ten directors will be elected. The Nominating and Corporate Governance Committee of the Board of Directors has nominated all current directors for a term of one year and until their successors are elected and have qualified. It is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of each of the nominees listed below for a one-year term, unless otherwise directed by the shareholder. The Board of Directors believes that each of such nominees will stand for election and will serve if elected as a director. However, if any person nominated is unable to serve or for good cause will not serve, the proxies will be voted for the election of such other person or persons as the Nominating and Corporate Governance Committee or the Board of Directors may recommend, or the size of the Board of Directors may be reduced to eliminate the vacancy.

Alabama law provides that directors shall be elected by a majority of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present when the vote is taken.

Directors

The following table sets forth certain information with respect to the Company’s directors and nominees.

Name	Age(a)	Director Since		Position(s) Held with the Company
Clyde B. Cox, Jr.	69	1983	(b)	Director
John Crear	67	1998		Director
Harry W. Gamble, Jr.	67	1974	(b)	Director
Ted M. Henry	65	1968	(b)	Chairman of the Board
Elam P. Holley, Jr.	53	1988		Director, President and Chief Executive Officer
Edith Morthland Jones	54	1996		Director
Thomas E. Newton	58	1996		Director
David Y. Pearce	56	1996		Director
Julius E. Talton, Jr.	43	1999		Director
Daniel P. Wilbanks	66	1998		Director

(a)	As of March 1, 2004.

(b)	Includes term of office as director of the Bank prior to formation of the Company as the holding company for the Bank in 1985. Each director of the Company is also a director of the Bank.

The principal occupation(s) and business experience for the past five years of each director and nominee are set forth below:

Clyde B. Cox, Jr. is a surgeon.

John Crear is retired. Previously, he was President of Crear, Inc., the operator of a convalescent home.

Harry W. Gamble, Jr. is a member of the law firm of Gamble, Gamble, Calame and Chittom, L.L.C.

Ted M. Henry is Chairman and Chief Executive Officer of Henry Brick Company, Inc. Mr. Henry was elected Chairman of the Board of Directors of each of the Company and the Bank effective January 1, 2003.

Elam P. Holley, Jr. served as President and Chief Operating Officer of the Bank from 1994 until January 1, 2003, when he was elected President and Chief Executive Officer. Mr. Holley served as President and Chief Operating Officer of the Company from 1997 until January 1, 2003, when he was elected President and Chief Executive Officer.

Edith Morthland Jones has served as film liaison for the Selma-Dallas County Chamber of Commerce since 1988. Prior to that, she served as Director of Tourism and Travel for the Selma-Dallas County Chamber of Commerce. She is the daughter of Rex J. Morthland, the sister of Richard P. Morthland and the sister-in-law of M. Scott Patterson, Executive Vice President, Investment Officer and Secretary of the Bank and Executive Vice President and Secretary of the Company.

Thomas E. Newton is a partner in the commercial real estate development firm of Newton, Oldacre, and McDonald, L.L.C., Prattville, Alabama.

David Y. Pearce has been the owner of Pearce Catfish Farms since 1971 and President of Pearce Catfish Farms, Inc. since 1993.

Julius E. Talton, Jr. is President of Talton Network Services, Inc., an internet service provider. He is the son of Julius E. Talton, Sr.

Daniel P. Wilbanks is engaged in the practice of family dentistry in Tallassee, Alabama. Dr. Wilbanks served as a director of Elmore County Bancshares, Inc., the holding company for The Bank of Tallassee, prior to their merger in 1998 with the Company and the Bank, respectively.

Directors Emeritus

Rex J. Morthland is Chairman Emeritus of the Board of Directors of the Bank.

W. Russell Buster, Jr. is retired. Previously, he was President of the Bush Hog Agricultural Implement Division of Allied Products Corporation.

Arnold B. Dopson is retired. Previously, he was employed by The Bank of Tallassee from 1949 until its merger with the Bank in 1998. He was Chairman of the Board and Chief Executive Officer of The Bank of Tallassee from 1971 until the merger with the Bank. Mr. Dopson was Chairman of the Board and Chief Executive Officer of Elmore County Bancshares, Inc., the holding company for The Bank of Tallassee, from 1983 until 1998 when Elmore County Bancshares, Inc. was merged with the Company.

A.D. Lovelady is Chairman of the Board of Lovelady Construction Company, Inc.

Richard P. Morthland served as Chairman of the Board and Chief Executive Officer of the Bank from 1994 until his retirement effective January 1, 2003. Mr. Morthland served as Chairman of the Board and Chief Executive Officer of the Company from 1997 until his retirement effective January 1, 2003. He is the son of Rex J. Morthland, the brother of Edith Morthland Jones and the brother-in-law of M. Scott Patterson.

Walter Owens is a retired State Farm Insurance agent.

Julius E. Talton, Sr. is Chairman of the Board of Talton Network Services, Inc.

Clinton S. Wilkinson, Jr. is a retired dentist.

Corporate Governance and Other Matters

Board of Director and Shareholder Meetings. The Board of Directors met 12 times during the fiscal year ended December 31, 2003. All directors attended at least 75% of the Board of Directors meetings and assigned committee meetings in 2003. While the Company encourages all members of the Board of Directors to attend annual meetings, there is no formal policy as to their attendance. Beginning after this Annual Meeting, directors will be expected to be present at shareholder meetings. All of the members of the Board of Directors attended the 2003 Annual Meeting of the Shareholders.

Board of Director Independence. Each year, the Board of Directors reviews the relationships that each director has with the Company and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable Nasdaq rules and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be “independent directors.” The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ relationships with the Company and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which the Company’s Board members are directors or executive officers. After evaluating these factors, the Board of Directors has determined that Drs. Cox and Wilbanks and Messrs. Crear, Henry, Newton, Pearce and Talton are independent directors of the Company within the meaning of applicable Nasdaq rules.

Independent members of the Board of Directors of the Company meet in executive session without management present, and are scheduled to do so at least two times per year.

Shareholder Communications. Shareholders may communicate directly with members of the Board of Directors or the individual chairman of standing Board of Directors committees by writing directly to those individuals at the following address: 310 Broad Street, Selma, Alabama 36701. The Company’s general policy is to forward, and not to intentionally screen, any mail received at the Company’s corporate office that is sent directly to an individual, unless the Company believes the communication may pose a security risk.

Code of Ethics. The Board of Directors has adopted a Code of Ethics that applies to all officers, other employees and directors. The Code of Ethics has been filed with the Securities and Exchange Commission (“SEC”) as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Committees of the Board of Directors

The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board of Directors has determined that all of the directors who serve on these committees are independent within the meaning of applicable SEC and Nasdaq rules. The Board of Directors has adopted a charter for each of the three standing committees.

Audit Committee. The current members of the Audit Committee are Mr. Crear, who serves as the chairman, and Messrs. Henry and Talton. Each of the members of the committee is independent within the meaning of applicable SEC and Nasdaq rules. The Board of Directors has determined that Mr. Henry is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

The Audit Committee has oversight responsibility for the quality and integrity of the Company’s financial statements. The committee meets privately with the independent auditors, has the sole authority to retain and dismiss the independent auditors and reviews their performance and independence from management. The independent auditors have unrestricted access and report directly to the committee. The Audit Committee met 12 times during 2003. The primary functions of the Audit Committee are to oversee: (i) the audit of the financial statements of the Company provided to the SEC, the shareholders and the general public; (ii) the Company’s internal financial and accounting processes; and (iii) the independent audit process. Additionally, the Audit Committee has responsibilities relating to: (i) registered public accounting firms; (ii) complaints relating to accounting, internal accounting controls or auditing matters; (iii) authority to engage advisors; and (iv) funding as determined by the audit committee. These and other aspects of the Audit Committee’s authority are more particularly described in the Audit Committee Charter adopted by the Board of Directors and attached hereto as Appendix A.

In 2003, the Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided to the Company by its independent auditor. The policy requires that all services to be provided by the independent auditor, including audit services and permitted audit-related and non-audit services, must be pre-approved by the Audit Committee. The Audit Committee approved all audit and non-audit services provided during 2003.

Compensation Committee. The members of the Compensation Committee of the Company and the Bank are Mr. Henry, who serves as the chairman, and Messrs. Crear, Newton and Pearce, each of whom is a non-employee director and is also independent within the meaning of Nasdaq rules. The Compensation Committee met four times during 2003. The functions of the Compensation Committee include making recommendations to the Board of Directors concerning compensation, including incentive compensation, of the executive officers. The Compensation Committee also administers the 1999 Stock Option Plan.

Nominating and Corporate Governance Committee. The independent members of the Board of Directors serve as the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for evaluating and recommending individuals for election or re-election to the Board of Directors, including those recommendations submitted by shareholders, the evaluation of the performance of the Board of Directors and its committees, and the evaluation and recommendation of corporate governance policies. The Nominating and Corporate Governance Committee Charter, attached hereto as Appendix B, is not currently available on the Company’s website.

In 2003, the full Board of Directors held one meeting in its capacity as a Nominating Committee for selecting management nominees for election as directors. In 2004, the Nominating Committee was renamed and reconstituted as a fully independent Nominating and Corporate Governance Committee.

It is a policy of the Nominating and Corporate Governance Committee that candidates for director possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment and have skills and expertise appropriate for the Company and serving the long-term interests of the Company’s shareholders. The committee’s process for identifying and evaluating nominees is as follows: (1) in the case of incumbent directors whose terms of office are set to expire, the committee reviews such directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and any related of party transactions with the Company during the applicable time period; and (2) in the case of new director candidates, the committee first conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The committee meets to discuss and consider such candidates’ qualifications, including whether the nominee is independent within the meaning of Nasdaq rules, and then selects a candidate for recommendation to the Board of Directors by majority vote. In seeking potential nominees, the Nominating and Corporate Governance Committee uses its and management’s network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates, nor has the committee rejected a timely director nominee from a shareholder(s) holding more than 5% of the Company’s voting stock.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders, provided the shareholders follow the procedures set forth in the Company’s Bylaws. The committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a shareholder or otherwise.

The Company’s Bylaws provide that, to be timely, a shareholder’s notice of nomination must be delivered to or mailed and received at the principal executive offices of the Company not less than 30 days nor more than 90 days prior to an annual meeting; provided, however, that in the event that less than 45 days’ notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder, to be timely, must be so received not later than close of business on the 15th day following the date on which notice is mailed or prior public disclosure is made of the date of the annual meeting. A shareholder’s notice of nomination must also set forth (i) as to each person who the shareholder proposes to nominate for election as a director, (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of the Company which are beneficially owned by such person, and (d) any other information relating to such person that is required to be disclosed in solicitations or proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A, or any successor regulation, under the Securities Exchange Act of 1934 (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the shareholder giving notice, (a) the name and address, as they appear on the Company’s books, of such shareholder, and (b) the class and number of shares of the Company which are beneficially owned by such shareholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Company that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee. Shareholder nominations may be proposed by any shareholder eligible to vote at an annual meeting, provided the notice is timely and complies with the informational requirements of the Bylaws. To be timely under the Bylaws, nominations by any shareholder eligible to vote at the Annual Meeting must be received by the Company on or before April 11, 2004.

The Nominating and Corporate Governance Committee may reject any nomination by a shareholder not made in accordance with the requirements of the Company’s Bylaws. Notwithstanding the foregoing procedures, if neither the Board of Directors nor such committee makes a determination as to the validity of any nominations by a shareholder, the chairman of the annual meeting shall, if the facts warrant, determine at the annual meeting whether the nomination was made in accordance with the terms of the Bylaws.

Executive Committees. The Board of Directors of each of the Company and the Bank has established an Executive Committee which, when the Board of the Company or the Bank is not in session, may exercise all of the authority of the Board except to the extent that such authority is limited by Alabama law or Board resolution. Members of the Executive Committee of each of the Company and the Bank are Ted M. Henry (Chairman), Harry W. Gamble, Jr. and David Y. Pearce. During 2003, the Executive Committee of the Company and the Bank each conducted 18 meetings.

Executive Compensation

Directors and officers do not receive separate compensation directly from the Company. All compensation is paid by the Bank. The following table sets forth a summary of certain information concerning the compensation earned for services rendered in all capacities during the years ended December 31, 2003, 2002 and 2001 by the President and Chief Executive Officer and the four highest paid executive officers of the Company and the Bank whose total compensation during the fiscal year exceeded $100,000.

SUMMARY COMPENSATION TABLE

Long-Term Compensation
		Annual Compensation				Awards		Payouts
Name and Principal Position	Year	Salary	Bonus		Other Annual Compensation (a)	Restricted Stock Award(s)	Securities Underlying Options/SARs(#)	LTIP Payouts	All Other Compensation (b)
Elam P. Holley, Jr.(c) President and Chief Operating Officer of the Company and the Bank	2003 2002 2001	$188,000 182,750 170,000	$	— — 4,536	— — —	— — —	3,800 3,600 3,520	— — —	$2,820 2,284 4,800

Andrew C. Bearden, Jr. Executive Vice President and Chief Financial Officer of the Company and the Bank	2003 2002 2001	$130,000 123,200 112,000	$	— — 2,988	— — —	— — —	3,100 2,700 2,640	— — —	$1,950 1,848 3,174

Gerald F. Holley(c) Executive Vice President of the Company and the Bank	2003 2002 2001	$125,000 110,000 100,000	$	— — 2,668	— — —	— — —	2,250 1,500 —	— — —	$1,875 1,650 688

M. Scott Patterson Executive Vice President and Secretary of the Company and the Bank	2003 2002 2001	$117,000 111,300 106,000	$	— — 2,828	— — —	— — —	2,850 2,700 2,640	— — —	$1,755 1,669 3,004

D. Lynn Swindal Executive Vice President of the Company and the Bank	2003 2002 2001	$106,000 100,800 96,000	$	— — 13,718			2,813 2,625 2,475		$1,592 1,134 1,440

(a)	Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits in 2003, 2002 and 2001 received by the named executive officers did not exceed 10% of the executive’s annual salary and bonus.

(b)	Consists of contributions to the ESOP and matching contributions under the Company’s Section 401(k) qualified employee benefit plan.

(c)	Elam P. Holley, Jr. was elected President and Chief Executive Officer of the Company and the Bank effective January 1, 2003. Elam P. Holley, Jr. and Gerald F. Holley are not related.

Directors’ Compensation

Directors of the Company and the Bank are presently paid a retainer of $500 per month for service in both capacities, plus $500 for each board meeting attended and $250 for each committee meeting attended. The Chairman of the Board receives an additional $2,000 per month retainer. Directors who are officers of the Company or the Bank (i.e., Elam P. Holley, Jr.) are not entitled to such fees. See “ —Certain Transactions.”

Pursuant to the 1999 Stock Option Plan, directors are eligible to receive options to acquire shares of Common Stock. In the years ended December 31, 2001 and 2002, each non-employee director received an option to acquire 344 shares and 273 shares of Common Stock at an exercise price of $11.62 and $14.60, respectively. No options were granted to directors in the year ended December 31, 2003.

Option Grants in Fiscal Year 2003

The following table contains information concerning the grant of stock options in fiscal year 2003, under the 1999 Stock Option Plan to the named executive officers. The 1999 Stock Option Plan does not provide for the grant of stock appreciation rights.

	Individual Grants
	Number of Securities Underlying Options Granted (Number of Shares)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($ per Share)(a)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(b)
					5%($)	10%($)
Elam P. Holley, Jr.	3,800	13.27%	$12.83	1/21/13	$30,661	$77,701
Andrew C. Bearden, Jr.	3,100	10.82%	$12.83	1/21/13	$25,013	$63,388
Gerald F. Holley	2,250	7.86%	$12.83	1/21/13	$18,155	$46,007
M. Scott Patterson	2,850	9.95%	$12.83	1/21/13	$22,996	$58,276
D. Lynn Swindal	2,813	9.82%	$12.83	1/21/13	$22,697	$57,519

(a)	In each case the exercise price was based on the fair market value of the Common Stock on the date of grant.

(b)	Represents the difference between the aggregate exercise price of the options and the aggregate value of the underlying Common Stock at the end of the expiration date assuming the indicated annual rate of appreciation in the value of the Common Stock.

Year End Option Values

The following table sets forth information concerning the value of options held by the named executive officers at the end of fiscal year 2003. No options were exercised by the named executive officers during the fiscal year.

	Number of Securities Underlying Unexercised Options at Fiscal Year End	Value of Unexercised In-the-Money Options at Fiscal Year End ($) (a)
Name	Exercisable/Unexercisable (Number of Shares)	Exercisable/ Unexercisable
Elam P. Holley, Jr.	20,980 / 3,800	$46,154 / $12,046
Andrew C. Bearden, Jr.	17,660 / 3,100	$49,425 / $ 9,827
Gerald F. Holley	1,500 / 2,250	$4,875 / $ 7,133
M. Scott Patterson	15,460 /2,850	$34,091 / $ 9,035
D. Lynn Swindal	6,750 / 2,813	$27,416 / $ 8,917

(a)	Difference between fair market value of underlying Common Stock and the exercise price at fiscal year end. An option is in-the-money if the fair market value of the underlying security exceeds the exercise price of the option.

Equity Compensation Plans

The following table provides information as of December 31, 2003 with respect to the shares of Common Stock that may be issued under the Company’s existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (b)
Equity Compensation Plans Approved by Shareholders(a)	154,114	$13.51	440,607
Equity Compensation Plans Not Approved by Shareholders	—	$—	—

Total	154,114	$13.51	440,607

(a)	Consists of the 1992 Stock Option Plan and the 1999 Stock Option Plan.

(b)	Includes shares available for future issuance under the 1999 Stock Option Plan. As of December 31, 2003, an aggregate of 440,607 shares of Common Stock were available for issuance under the 1999 Plan. In addition, any shares of Common Stock subject to an option which remains unissued after the cancellation, expiration or exchange of such option shall again become available for grant under that Plan. There will be no further grants of options under the 1992 Stock Option Plan.

Pension Plan

The following table illustrates the maximum estimated annual benefits payable upon retirement pursuant to the Company’s defined benefit pension plan (the “Pension Plan”) based upon the Pension Plan formula for specified average Final Compensation and specified years of service.

Average Final Compensation	Years of Service
	10	20	30	40
$ 20,000	$2,000	$4,000	$6,000	$8,000
40,000	4,000	8,000	12,000	16,000
60,000	7,000	14,100	21,100	27,600
80,000	10,300	20,700	31,000	40,200
100,000	13,600	27,300	40,900	52,700
125,000	17,800	35,500	53,300	68,400
150,000	21,900	43,800	65,700	84,100
175,000	26,000	52,000	78,100	99,800
200,000 and above	30,100	60,300	90,400	115,500

Benefits are hypothetical amounts only. Currently, the maximum annual benefit payable under the Pension Plan is $160,000. Also, average final compensation in excess of $200,000 is not covered under the Pension Plan. “Average Final Compensation,” which is based upon the average annual salary (as defined) for the five consecutive years of highest salary, is based upon compensation that would appear under the “Salary” column of the Summary Compensation Table. As of December 31, 2003, Messrs. Elam P. Holley, Jr., Bearden, Patterson and Gerald F. Holley had 30, 18, 20 and 3 years of credited service, respectively, and Ms. Swindal had 25 years of credited service under the Pension Plan. Benefits set forth in the preceding table are computed as a straight-life annuity and are adjusted to reflect payments expected to be made to employees by Social Security.

Executive Supplemental Retirement Plan

In 2001, the Bank adopted a non-qualified Executive Supplemental Retirement Plan (the “Executive Plan”) and entered into an agreement with Elam P. Holley, Jr. under which the Bank will make certain payments to the executive upon his normal retirement at age 65, or later, or to the executive’s beneficiaries upon his death. The Executive Plan supplements the benefits payable to the executive under the Pension Plan. The Executive Plan authorizes payment to the executive of reduced benefits upon early retirement at age 62 and of normal or early retirement benefits upon voluntary resignation after a “change of control” (defined generally as the cumulative transfer of more than 50% of the Bank’s voting stock). If an executive is discharged for “cause” (as defined in the Executive Plan), all benefits shall be forfeited. The cash value of the underlying life insurance policy of which the Bank is the sole beneficiary was $360,047 at December 31, 2003. At that date, accrued benefits for Mr. Elam P. Holley, Jr. were $28,998.

Report of the Audit Committee

In accordance with its written charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During the fiscal year ended December 31, 2003, the Committee met 12 times, and the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with the Internal Auditor, the Chief Financial Officer and independent auditors prior to the public release.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

The Committee reviewed and discussed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.” With and without management present, the Committee discussed and reviewed the results of the independent auditors’ examination of the financial statements and their evaluation of financial reporting controls. The Committee also discussed the results of the internal audit examinations.

The Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2003, with management and the independent auditors. Management has the responsibility for the preparation of the Company’s financial statements, and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Committee also intends to reappoint the independent auditors.

John Crear, Chairman

Ted M. Henry

Daniel P. Wilbanks

(Audit Committee at December 31, 2003)

Report of the Compensation Committee

As members of the Compensation Committee of the Bank, it is our duty to review compensation policies applicable to executive officers; to consider the relationship of corporate performance to that compensation; to recommend salary and bonus levels for executive officers for consideration by the Board of Directors of the Bank; and to administer various incentive plans of the Company and the Bank. All issues pertaining to executive compensation are submitted to the full Board of Directors for its approval.

Overview. Under the compensation policies of the Bank, which are endorsed by the Compensation Committee, compensation is paid based both on the executive officer’s performance and the performance of the entire Company. In assessing the performance of the Company and the Bank for purposes of compensation decisions, the Compensation Committee considers a number of factors, including profits of the Company and the Bank during the past year relative to their business plans, changes in the value of the Company’s stock, reports of regulatory examinations of the Company and the Bank, growth, business plans for future periods, and regulatory capital levels. The Compensation Committee assesses individual executive performance based upon its determination of the officer’s contributions to the performance of the Company and the Bank and the accomplishment of the Company’s and the Bank’s strategic goals, such as loan growth, deposit growth, expense control and net income. In assessing performance, the members of the Committee do not make use of a mechanical weighting formula or use specific performance targets, but instead weigh the described factors as they deem appropriate in the total circumstances.

Base Salary. The 2003 salary levels of the Bank’s senior officers (including the named executive officers) were established in 2002 consistent with this compensation policy. In its review of base compensation for 2002, the Committee determined that the performance of Elam P. Holley, Jr. in managing the Company and the Bank was satisfactory, based upon the 2002 financial performance of the Company, including the growth in assets, income, and capitalization during 2002; the financial performance trends for 2002 and the preceding four years, which included growth in assets, net income, and stockholders’ equity in each year; the results of confidential regulatory examinations; his continued involvement in community affairs in the market area served by the Bank; the Company’s planned levels of financial performance for 2003; and a general level of satisfaction with the management of the Company and the Bank. Based upon the results of this review, the salary of Mr. Holley was established at $188,000 per year for 2003, which included a contribution to the Bank’s Section 125 “cafeteria” plan and represented a 2.87% increase over his 2002 base salary.

Bonuses. No bonuses were awarded to executive officers in 2003.

Stock Options. In fiscal year 1999, the Company adopted the 1999 Stock Option Plan. The purposes of the 1999 Stock Option Plan are to attract, retain and motivate key officers of the Company and the Bank by providing key officers with a stake in the success of the Company, as measured by the value of its shares, and to increase the commonality of interests among key employees and other shareholders. The Board of Directors has general responsibility for granting stock options to key employees and administering the 1999 Stock Option Plan. During 2003, incentive stock options for 28,638 shares of Common Stock were granted based on an exercise price of $12.83 per share (the fair market value of the shares on the date of grant), including options for 3,800 shares granted to Elam P. Holley, Jr.

No member of the Compensation Committee is a former or current officer or employee of the Company or the Bank.

Ted M. Henry, Chairman

John Crear

Thomas E. Newton

David Y. Pearce

(Compensation Committee at December 31, 2003)

Stock Performance Comparisons

The following graph, which was prepared by SNL Securities LC (“SNL”), compares the cumulative total return on the Common Stock of the Company over the last five years with (1) the NASDAQ, Total U.S. Index, comprised of all U.S. Companies quoted on NASDAQ, and (2) the SNL $500 Million - $1 Billion Asset-Size Bank Index, comprised of publicly traded banks and bank holding companies with total assets between $500 million and $1 billion. Cumulative total return on the Common Stock or the index equals the total increase in value since December 31, 1998 assuming reinvestment of all dividends paid during the applicable period. The graph was prepared assuming that $100 was invested on December 31, 1998 in the Common Stock and the securities included in the indexes. The Common Stock of the Company has been quoted on the Nasdaq Smallcap Market since 1994.

The stock price information shown below is not necessarily indicative of future price performance. Information used was obtained by SNL from sources believed to be reliable. The Company is not responsible for any errors or omissions in such information.

CUMULATIVE TOTAL SHAREHOLDER RETURN

COMPARED WITH PERFORMANCE OF SELECTED INDEXES

December 31, 1998 through December 31, 2003

	Period Ending
Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Peoples BancTrust Company, Inc.	100.00	66.16	67.05	66.28	76.29	96.09
NASDAQ - Total US	100.00	185.95	113.19	89.65	61.67	92.90
SNL $500M-$1B Bank Index	100.00	92.57	88.60	114.95	146.76	211.62
Source : SNL Financial LC, Charlottesville, VA ©2004

Certain Transactions

The Company and the Bank have had, and expect to have in the future, transactions in the ordinary course of business with directors and executive officers and members of their immediate families, as well as with principal shareholders. All loans included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with non-affiliated persons. It is the belief of management that such loans neither involved more than the normal risk of collectibility nor presented other unfavorable features.

On December 12, 2002, the Company and the Bank entered into an agreement (the “Agreement”) with Richard P. Morthland whereby Mr. Morthland retired as Chairman of the Board, Chief Executive Officer and a director of each of the Company and the Bank, effective January 1, 2003. As of that date, Mr. Morthland was appointed as Director Emeritus of the Board of Directors of each of the Company and the Bank and engaged as a consultant to the Company and the Bank from the retirement date until August 1, 2006. During the term of his engagement, Mr. Morthland will perform such consulting services as the Board of Directors may request from time to time. In consideration of these consulting services, Mr. Morthland’s agreement not to compete with the Bank and all other commitments in the Agreement, the Company and the Bank agreed to pay Mr. Morthland as follows: $250,000 in 2003; $125,000 in each of 2004 and 2005; and $100,000 in 2006. In addition, the Company and the Bank will continue to pay certain insurance and medical benefits for Mr. Morthland and his immediate family,

Mr. Morthland was allowed to retain certain items (computer, furniture, etc.) from his office, the ownership of a Company car used by Mr. Morthland was transferred to him at the retirement date, and the Company reimbursed Mr. Morthland’s attorney fees in connection with the Agreement. Mr. Morthland will also receive benefits provided by the Pension Plan and the Executive Supplemental Retirement Plan, and his spouse or estate may receive a death benefit of $500,000 under a key-man insurance policy owned by the Bank.

Harry W. Gamble, Jr., a director of the Company and the Bank, is a member of the firm of Gamble, Gamble, Calame and Chittom, L.L.C. which renders legal services to the Company and the Bank. In the year ended December 31, 2003, Mr. Gamble’s firm received fees of approximately $105,000 for legal services to the Company and the Bank.

INCORPORATION BY REFERENCE

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that may incorporate future filings (including this Proxy Statement, in whole or in part), the preceding Report of the Audit Committee, Report of the Compensation Committee and the stock price Performance Graph shall not be incorporated by reference in any such filings.

STOCK OWNERSHIP OF MANAGEMENT

The following table sets forth information as of April 1, 2004 with respect to the shares of Common Stock beneficially owned by each director and nominee for director of the Company, by each of the named executive officers, and by all directors and executive officers of the Company as a group. This information is based on filings with the SEC or information furnished to the Company by such persons.

Name	Amount and Nature of Beneficial Ownership(a)(b)	Percent of Common Stock Outstanding
Clyde B. Cox, Jr.	19,062	*
John Crear	1,873	*
Harry W. Gamble, Jr.	15,101	*
Ted M. Henry	23,470	*
Elam P. Holley, Jr.	53,184	*
Edith Morthland Jones (c)	228,643	4.10%
Thomas E. Newton	4,925	*
David Y. Pearce	8,021	*
Julius E. Talton, Jr.	21,579	*
Daniel P. Wilbanks	52,106	*
Andrew C. Bearden, Jr.	26,251	*
Gerald F. Holley	3,940	*
M. Scott Patterson	199,752	3.59%
D. Lynn Swindal	2,701
All directors and executive officers as a group (14 persons) (d)	673,650	11.91%

*	Less than 1% of the Company’s outstanding Common Stock.

(a)	For purposes of this table and the table under “Principal Holders of Common Stock,” under the rules of the SEC, an individual is considered to “beneficially own” any share of Common Stock which he, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares: (1) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security. In addition, an individual is deemed to be the beneficial owner of any share of Common Stock of which he has the right to acquire voting or investment power within 60 days of April 1, 2004.

(b)	Includes shares owned directly by directors and executive officers of the Company as well as shares held by their spouses and children, trusts of which certain directors are trustees and corporations in which certain directors own a controlling interest. Includes shares allocated to the accounts of participants in the ESOP, and shares of Common Stock subject to outstanding options which are exercisable within 60 days of April 1, 2004, of which Elam P. Holley, Jr., Andrew C. Bearden, Jr., Gerald F. Holley, M. Scott Patterson, D. Lynn Swindal and all directors and executive officers as a group hold options for 24,870 shares, 20,760 shares, 3,750 shares, 18,310 shares, 9,563 shares and 88,809 shares, respectively.

(c)	See “Principal Holders of Common Stock.”

(d)	Includes officers of the Company and executive officers of the Bank.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that, during the year ended December 31, 2003, all such filing requirements were complied with, except that a report of a gift of Common Stock was not filed on a timely basis for Richard P. Morthland, seven reports of seven sales of Common Stock were not filed on a timely basis for Julius E. Talton, Jr., and a report of an optional cash purchase of Common Stock under the Dividend Reinvestment and Stock Purchase Plan was not filed on a timely basis for D. Lynn Swindal, but all such reports were subsequently filed.

PRINCIPAL HOLDERS OF COMMON STOCK

The following table sets forth information as of April 1, 2004 with respect to the persons believed by the Company to be the beneficial owners of more than 5% of the Common Stock. This information is based on filings with the SEC or information furnished to the Company by such persons.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (a)		Percent of Common Stock Outstanding

Richard P. Morthland 807 Cahaba Road Selma, Alabama 36701	855,262	(b)	15.37%

Ann Plant Morthland Rex J. Morthland 1027 Houston Park Selma, Alabama 36701	338,040	(c)	6.08%

The Peoples Bank and Trust Company 310 Broad Street Selma, Alabama 36701	886,058	(d)	15.92%

Regions Financial Corporation 417 North 20th Street Birmingham, Alabama 35202	401,100	(e)	7.21%

(a)	See Note (a) to the table under “Stock Ownership of Management.” Except as disclosed in the Notes below, each of the following persons disclaims that he or she is acting in concert with, or as a member of a group consisting of, the other named individuals. Richard P. Morthland is the son of Rex J. and Ann Plant Morthland and the brother of Edith Morthland Jones and Mary Ann Morthland Patterson.

(b)	Included in such 855,262 shares are (1) 152,301 shares owned directly by Richard P. Morthland, his spouse and younger son; (2) 35,376 shares held by a trust of which Richard P. Morthland is trustee; (3) 599,856 shares held by three trusts of which the Bank is trustee and under which Richard P. Morthland has voting power; (4) 23,375 shares held by a trust of which Richard P. Morthland is trustee, and (5) 44,354 shares held by a trust of which Mr. Morthland is co-trustee with Ann Plant Morthland.

(c)	Included in such 338,040 shares are (1) 63,852 shares owned directly by Ann Plant Morthland; (2) 43,622 shares owned directly by Rex J. Morthland; (3) 160,441 shares held by a trust of which the Bank is trustee and under which Ann Plant Morthland has voting power; and (4) 70,125 shares held by three trusts of which Ann Plant Morthland is co-trustee with Richard P. Morthland, Edith Morthland Jones and Mary Ann Morthland Patterson, each as to 23,375 shares.

(d)	The Bank is the trustee of four trusts for the benefit of members of the Plant and Morthland families. Under these trusts the Bank is authorized to dispose of 760,297 shares. Under other trusts the Bank has dispositive power with respect to 125,761 shares of Common Stock.

(e)	Regions Financial Corporation reported sole voting and dispositive power of 401,100 shares as of December 31, 2002. All shares reported are held by affiliate trust departments as fiduciary for various beneficiaries. The account of Roberts and Mildred Blount Charitable Trust has such an interest relating to 5% or more of the Common Stock.

INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board of Directors intends to appoint the firm of PricewaterhouseCoopers LLP to continue as independent accountants for the Company for the fiscal year ending December 31, 2004. PricewaterhouseCoopers LLP served as the Company’s independent accountants for the year ended December 31, 2003 and has served as the Bank’s independent accountants since 1982. It is expected that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement to, and answer questions from, shareholders.

Audit Fees and Other Matters

PricewaterhouseCoopers LLP provided audit services to the Company consisting of the annual audit of the Company’s 2002 and 2003 consolidated financial statements contained in the Company’s Annual Reports on Form 10-K and reviews of the financial statements contained in the Company’s Quarterly Reports on Form 10-Q for 2002 and 2003.

Fee Category	Fiscal Year 2003	% of Total	Fiscal Year 2002	% of Total
Audit Fees	$175,000	84.9%	$131,000	63.9%
Audit-Related Fees	$8,000	3.9%	$13,000	6.3%
Tax Fees	$23,000	11.2%	$11,000	5.4%
All Other Fees	$—	—%	$50,000	24.4%

Total Fees	$206,000	100%	$205,000	100%

PricewaterhouseCoopers LLP did not provide any services related to the financial information systems design and implementation to the Company during 2002 and 2003.

Audit Fees for the years ended December 31, 2003 and 2002 were for professional services rendered for the audits of the consolidated financial statements of the Company, statutory and subsidiary audits, consents, income tax provision procedures, and assistance with review of documents filed with the SEC.

Audit-Related Fees for the years ended December 31, 2003 and 2002 were for assurance and related services related to consultations concerning financial accounting and reporting standards.

Tax Fees for the years ended December 31, 2003 and 2002 were for services related to tax compliance, including the preparation of tax returns and claims for refund, and tax planning and tax advice.

No fees were paid to PricewaterhouseCoopers LLP for items which would have been classified as All Other Fees for the year ended December 31, 2003. All Other Fees for the year ended December 31, 2002, were for services rendered in connection with the outsourcing of internal audit activities.

Pre-approval Policy

The Audit Committee is authorized to pre-approve all audit and permissible non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. For 2003, pre-approved non-audit services included only those services described above for “Audit-Related Fees” and “Tax Fees.”

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

Any shareholder who intends to present a proposal for action at the 2005 annual meeting of the shareholders, to be held on or about May 10, 2005, must forward a copy of the proposal or proposals to the Company’s principal executive office. Any such proposal or proposals intended to be presented at the 2005 annual meeting of the shareholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting by December 10, 2004.

The Company’s Bylaws provide that due notice of business to be brought before an annual meeting by a shareholder must be delivered to the principal executive office of the Company not less than 30 nor more than 90 days prior to the meeting, unless notice or prior public disclosure of the date of the meeting occurs fewer than 45 days prior to the date of the meeting, in which event the Bylaws provide that due notice of business to be brought before the meeting by a shareholder must be so received not later than the close of business on the 15th day following the day on which notice of the day of the meeting was mailed or public disclosure was made. A shareholder’s notice of new business must also set forth certain information specified in the Company’s Bylaws concerning the business the shareholder proposes to bring before the annual meeting. New business may be proposed by any shareholder eligible to vote at an annual meeting, provided the notice is timely and complies with the informational requirements of the Bylaws.

To be timely under the Bylaws, a shareholder’s proposal for new business in connection with the Annual Meeting must be delivered on or before April 11, 2004. With respect to the Annual Meeting and pursuant to SEC rules, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company’s proxy statement and form of proxy, by April 11, 2004, management proxies will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in this Proxy Statement.

To be timely under the Bylaws, a shareholder’s proposal for new business in connection with the 2005 annual meeting of the shareholders must be delivered on or before April 10, 2005. With respect to the 2005 annual meeting of the shareholders and pursuant to SEC rules, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company’s proxy statement and form of proxy, by April 10, 2005, management proxies will be allowed to use the discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement.

The Company shall not be required to include in its proxy statement and proxy relating to an annual meeting, or to consider and vote upon at any such meeting, any shareholder proposal which does not meet all of the requirements established by the SEC or the Company’s Bylaws in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented for action by the shareholders at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxy will vote such proxy on such matters as determined by the Board of Directors.

By Order of the Board of Directors

/s/ M. Scott Patterson

M. SCOTT PATTERSON Secretary

Selma, Alabama

April 9, 2004

Appendix A

THE PEOPLES BANCTRUST COMPANY INC

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

2004

I.	PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors of the Company in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, quality and integrity of financial reports as well as legal compliance and business ethics. Key components of fulfilling this charge include:

•	Facilitating and maintaining an open avenue of communication among the Board of Directors, Audit Committee, Senior Management, the independent external accountants, and the internal audit staff.

•	Serving as an independent and objective party to monitor the corporation’s financial reporting process and internal control system.

•	Reviewing and appraising the efforts of the independent accountants.

•	Providing direction to and oversight of the Internal Audit function.

II.	ORGANIZATION AND COMPOSITION

The Audit Committee will be comprised of three or more directors as determined by the Board, each of whom shall be an independent director as defined in applicable law and regulation. The members will be free from any financial, family or other material personal relationship that, in the opinion of the Board or Audit Committee members, would interfere with the exercise of his or her independence from management and the company. All members of the Audit Committee will have a working familiarity with basic finance and accounting practices and at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication.

III.	MEETINGS

The Audit Committee will meet at least four times annually. Additional meetings may occur more frequently as circumstances dictate.

IV.	RESPONSIBILITIES AND DUTIES

The Audit Committee believes that its policies and procedures should remain flexible in order to best react to changing conditions and provide reasonable assurance to the Board that the accounting and reporting practices of the corporation are in accordance with requirements and an effective legal compliance and business ethics program exists.

The Audit Committee will fulfill its duties and responsibilities as follows:

A.	General

•	Adopt a formal written charter that is approved by the full Board of Directors that specifies scope of responsibility, process, membership, etc. The charter will be reviewed as necessary, but at least annually.

•	Maintain minutes or other records of meetings and activities.

•	Report Audit Committee actions to the Board with such recommendations the Audit Committee may deem appropriate.

•	As part of executing the responsibility to foster open communication, the Audit Committee will meet in separate executive sessions without members of senior management present with the Independent Accountants and the Internal Auditor to discuss matters that the Audit Committee believes should be discussed privately.

•	Conduct or authorize investigations into matters within the Audit Committee’s scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants or others to advise the Audit Committee in the conduct of any investigation.

B.	Internal Audit

•	Review and approve the annual internal audit plan and any significant changes to the internal plan.

•	Review the adequacy of internal audit staff qualifications as well as the number of internal audit staff annually.

•	Approve the Audit Charter.

•	Review the Internal Audit function of the Company including its independence and the authority of its reporting relationships.

•	Review completed audit reports and a progress report on executing the approved internal audit plan.

•	Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit.

C.	External/Independent Accountants

•	Select, appoint and, if necessary, discharge the independent accountants, considering independence and effectiveness, and approve fees to be paid to the independent accountants. Annually, the Audit Committee will ensure a formal statement delineating all relationships between the independent accountants and the Company, which is consistent with Independent Standards Board Standard 1, is received from the independent accountants. The Audit Committee will discuss with the independent accountants all significant relationships the independent accountants have with the Company to determine the accountants’ independence.

•	Approve any replacement of the independent accountants.

•	Consult with the independent accountants out of management’s presence about internal controls and the accuracy of the financial statements.

•	Meet with the independent accountants and financial management of the Company to review the scope of the proposed external audit for the current year. The external audit scope shall include a requirement that the independent accountants inform the Audit Committee of any significant changes in the independent accountant’s original audit plan. The external accountants will conduct a SAS 71 Interim Financial Review of the Company’s quarterly 10-Q reports. The Audit Committee will review with financial management and the external accountants each form 10-Q prior to its filing and any earnings release prior to distribution. The Chairman of the Audit Committee may represent the entire Committee for purposes of this review.

D.	Financial Statements/Internal Controls

•

Review annual financial statements with management and the independent accountants to determine that the independent auditors are satisfied with the disclosure and content of the financial statements, including the nature and extent of any significant changes in accounting principles, and approve release of the annual earnings.

•	Consider external auditors’ judgements regarding the quality and appropriateness of financial statements.

•	Make inquiries of management and external auditors concerning the adequacy of the Company’s system of internal controls.

•	Advise management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

•	Advise financial management and the independent auditor to discuss with the Audit Committee their qualitative judgements about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the company.

•	A report from the Audit Committee will be included in the annual proxy statement disclosing whether a written charter was adopted and, if so, a copy of the charter will be included at least every three years. In addition, the report must include the names of all Audit Committee members and whether the Audit Committee:

•	reviewed and discussed the audited financial statements with management.

•	discussed with the auditors the matters requiring discussion by SAS 61

•	received the written disclosures and letter from the auditors required by Independence Standards Board No. 1, and discussed with the auditors their independence

•	based on the above, recommended to the full Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K

E.	Related Party Transactions

•	Conduct an appropriate review of all related party transactions (i.e., transactions required to be disclosed pursuant to Securities and Exchange Commission Regulation S-K, Item 404) for potential conflict of interest situations prior to approval of such transactions.

V.	FUNDING

The Company shall provide for appropriate funding of the Audit Committee, as determined by the Audit Committee, for payment of:

•	Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

•	Compensation to any advisors employed by the Company as authorized under this Charter.

•	Ordinary administrative expenses of the Audit Committee that are necessary and appropriate to carry out its duties.

Appendix B

THE PEOPLES BANCTRUST COMPANY, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.	Purpose

The purpose of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of The Peoples BancTrust Company, Inc. (the “Company”) is to:

•	Identify individuals qualified to become Board members;

•	Recommend to the Board the persons to be nominated by the Board for election as directors at the annual meeting of shareholders; and

•	Develop and recommend to the Board a set of corporate governance principles applicable to the Company.

II.	Structure and Membership

•	Number. The Nominating and Corporate Governance Committee shall consist of such number of directors as the Board shall from time to time determine.

•	Independence. Each member of the Nominating and Corporate Governance Committee shall be “independent” as determined in accordance with the rules of the National Association of Securities Dealers, Inc.

•	Chair. Unless the Board elects a Chair of the Nominating and Corporate Governance Committee, the Committee shall elect a Chair by majority vote.

•	Compensation. The compensation of Nominating and Corporate Governance Committee members shall be as determined by the Board.

•	Selection and Removal. Members of the Nominating and Corporate Governance Committee shall be appointed by the Board. The Board may remove members of the Nominating and Corporate Governance Committee from such Committee, with or without cause.

III.	Authority and Responsibilities

•	Board and Committee Membership

Selection of Director Nominees. Except where the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the Nominating and Corporate Governance Committee shall be responsible for (i) identifying individuals qualified to become Board members and (ii) recommending to the Board the persons to be nominated by the Board for election as directors at the annual meeting of shareholders and the persons to be elected by the Board to fill any vacancies on the Board. In making such recommendations, the Committee shall consider candidates proposed by the shareholders in accordance with the Bylaws. The Committee shall review and evaluate information available to it regarding candidates proposed by shareholders and shall apply the same criteria, and shall follow substantially the same process in considering them, as it does in considering other candidates.

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Criteria for Selecting Directors. The Board’s criteria for selecting directors are as set forth in the Company’s Corporate Governance Guidelines. The Nominating and Corporate Governance Committee shall use such criteria to guide its director selection process. The Committee shall be responsible for reviewing with the Board, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

Search Firms. The Nominating and Corporate Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify director nominees, including sole authority to approve the search firm’s fees and other retention terms. The Committee is empowered, without further action by Board, to cause the Company to pay the compensation of any search firm engaged by the Committee.

Section of Committee Members. The Nominating and Corporate Governance Committee shall be responsible for recommending to the Board the directors to be appointed to each committee of the Board.

•	Corporate Governance

Corporate Governance Guidelines. The Nominating and Corporate Governance Committee shall develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company. The Committee shall, from time to tome as it deems appropriate, review and reassess the adequacy of such Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

IV.	Procedures and Administration

•	Meetings. The Nominating and Corporate Governance Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee shall keep such records of its meetings, as it shall deem appropriate.

•	Subcommittee. The Nominating and Corporate Governance Committee may form and delegate authority to one or more subcommittee (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances.

•	Reports to the Board. The Nominating and Corporate Governance Committee shall report regularly to the Board.

•	Charter. The Nominating and Corporate Governance Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

•	Independent Advisors. The Nominating and Corporate Governance Committee shall have the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Committee.

•	Investigations. The Nominating and Corporate Governance Committee shall have the authority to conduct or authorize investigations into nay matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisor engaged by the Committee.

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The Peoples BancTrust Company, Inc.

310 BROAD STREET, SELMA, ALABAMA 36701

REVOCABLE PROXY FOR THE ANNUAL MEETING OF THE SHAREHOLDERS

May 11, 2004

The undersigned hereby constitutes and appoints Ted M. Henry, Harry W. Gamble, Jr. and David Y. Pearce, and each of them, the proxies of the undersigned with full power of substitution, to attend the Annual Meeting of the Shareholders of The Peoples BancTrust Company, Inc. (the “Company”) to be held at the main office of The Peoples Bank and Trust Company, 310 Broad Street, Selma, Alabama on Tuesday, May 11, 2004 at 5:00 p.m., local time, and any adjournments thereof, and to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote, upon the following matters.

1.	The Election of Directors: Clyde B. Cox, Jr., John Crear, Harry W. Gamble, Jr., Ted M. Henry, Elam P. Holley, Jr., Edith Morthland Jones, Thomas E. Newton, David Y. Pearce, Julius E. Talton, Jr. and Daniel P. Wilbanks.

2.	The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED HEREIN, AND WILL BE VOTED FOR THE ELECTION OF DIRECTORS IF NO INSTRUCTIONS TO THE CONTRARY ARE MARKED HEREIN. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

☒	Please mark your votes as in this example

1. Election of Directors as listed on the front of this card (except as marked to the contrary below).

FOR            WITHHOLD            FOR ALL EXCEPT

☐                 ☐                           ☐

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space below.

___________________________________________

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of the Shareholders and Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2003, and hereby revokes any proxy heretofore given. This proxy may be revoked at any time before its exercise.

DATE: _________________________________________

SIGNATURE: ___________________________________

SIGNATURE: ___________________________________

If acting as executor, administrator, trustee, guardian, etc. you should so indicate when signing. If the signer is a corporation, please sign the full name by duly appointed officer. If a partnership, please sign in partnership name by authorized person. If shares are held jointly, each shareholder named should sign.

Please mark, date and sign as your name appears herein and return in the enclosed POSTAGE-PAID envelope.